SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION
OF
WELLS FARGO ADVANTAGE ALLOCATION FUNDS
WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS
WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
WELLS FARGO ADVANTAGE INCOME FUNDS
WELLS FARGO INTERNATIONAL EQUITY FUNDS
WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
WELLS FARGO ADVANTAGE SMALL CAP STOCK FUNDS
WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
WELLS FARGO ADVANTAGE SPECIALTY FUNDS
WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
(Each, a “Fund” and together, the “Funds”)

The Funds’ Statements of Additional Information are amended to include the following changes to the section entitled “Additional Purchase and Redemption Information.”

I.             Modified NAV Privileges for Certain Grandfathered Shareholders.

The below privileges granted to certain grandfathered shareholders allowing them to purchase Class A shares of a Wells Fargo Advantage Fund at net asset value are modified to include the bolded language as follows:

Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors’ Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV, so long as such shares are held directly with the Fund on or after July 1, 2013. Please see your account representative for details.

Reduced Sales Charges for Former Montgomery Fund Shareholders. Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV, so long as such shares are held directly with the Fund on or after July 1, 2013. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV, so long as such shares are held directly with the Fund on or after July 1, 2013.

Reduced Sales Charges for Certain Former Evergreen Fund Shareholders. Certain investors in acquired funds who became investors in the Evergreen Funds and subsequently became Wells Fargo Advantage Fund shareholders in a reorganization, including former Class IS shareholders of Evergreen Strategic Value Fund and Evergreen Limited Duration Fund, former Investor Class shareholders of Undiscovered Managers Funds, former shareholders of the GMO Global Balanced Allocation Fund, the GMO Pelican Fund and America’s Utility Fund, former shareholders of an Atlas Fund and shareholders of record on October 12, 1990 (and members of their immediate families) in any series of the Salem Funds in existence on that date, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV, so long as such shares are held directly with the Fund on or after July 1, 2013.

November 7 , 2012